BlackRock Financial Institutions Series Trust

BlackRock Summit Cash Reserves Fund

(the “Fund”)

Supplement dated October 10, 2018 to the Statement of Additional Information of the Fund

dated as of July 27, 2018, as supplemented to date (the “SAI”)

Effective November 8, 2018 (the “Effective Date”), the Fund will adopt an automatic conversion feature for Investor C Shares. Beginning on the Effective Date, Investor C Shares of the Fund will automatically convert to Investor A Shares of the Fund approximately ten years after the date of purchase. Certain Financial Intermediaries, including group retirement recordkeeping platforms, may not have been tracking such holding periods and therefore may not be able to process such conversions. In these instances, Investor C Shares held as of the Effective Date will automatically convert to Investor A Shares ten years after the Effective Date.

Effective November 8, 2018, Part II of the SAI is amended as follows:

The following is added after the eleventh paragraph of the section entitled “Purchase of Shares—Purchase of Shares of Summit Cash Reserves—Exchange Privilege—Investor A Shares Acquired by Means Other Than an Exchange and Investor C Shares”:

Effective November 8, 2018, the Fund adopted an automatic conversion feature for Investor C Shares. Investor C Shares will be converted into Investor A Shares, as set forth in the Fund’s prospectus, of the Fund after a conversion period of approximately ten years, and, thereafter, investors will be subject to lower ongoing fees.

The following subsection of “Purchase of Shares—Purchase of Shares of Summit Cash Reserves—Additional Shareholder Features (Investor A and Investor C Shares Only)” entitled “Conversion of Investor C Shares to Investor A Shares” is added immediately following the section entitled “Purchase of Shares—Purchase of Shares of Summit Cash Reserves—Additional Shareholder Features (Investor A and Investor C Shares Only)—DCC&S.”:

Conversion of Investor C Shares to Investor A Shares

Effective November 8, 2018 (the “Effective Date”), approximately ten years after purchase, Investor C Shares of the Fund will convert automatically into Investor A Shares of the Fund (the “Investor C Conversion”). It is the Financial Intermediary’s responsibility to ensure that the shareholder is credited with the proper holding period. As of the Effective Date, certain Financial Intermediaries, including group retirement recordkeeping platforms, may not have been tracking such holding periods and therefore may not be able to process such conversions. In such instances, Investor C Shares held as of the Effective Date will automatically convert to Investor A Shares ten years after the Effective Date. If, as of November 8, 2028 (ten years after the Effective Date), a Financial Intermediary has not implemented systems or procedures to track holding periods commencing from the Effective Date, shareholders holding Investor C Shares through such Financial Intermediary will no longer be eligible to hold Investor C Shares and any such shares will convert to Investor A Shares on such date.

The Investor C Conversion will occur at least once each month (on the “Investor C Conversion Date”) on the basis of the relative net asset value of the shares of the two applicable classes on the Investor C Conversion Date, without the imposition of any sales load, fee or other charge. The Investor C Conversion will not be deemed a purchase or sale of the shares for Federal income tax purposes. Shares acquired through reinvestment of dividends on Investor C Shares will also convert automatically to Investor A Shares, as set forth in the Fund’s prospectus. The Investor C Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying the dividend reinvestment shares were outstanding.

The following is added after the fourteenth paragraph of the section entitled “Dividends and Taxes—Taxes—General Treatment of Fund Shareholders”:

No gain or loss will be recognized by Investor C shareholders on the conversion to Investor A Shares. A shareholder’s tax basis in the Investor A Shares acquired upon conversion will be the same as the shareholder’s tax basis in the converted Investor C Shares and the holding period of the acquired Investor A Shares will include the holding period for the converted Investor C Shares.

Shareholders should retain this Supplement for future reference.

SAI-SUMMIT-C-1018SUP

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